SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Merrill Lynch & Co., Inc.
            (Exact name of registrant as specified in its charter)

                Delaware                                         13-2740599
              ------------                                     ------------
(State of incorporation or organization)                      (I.R.S. Employer
                                                            Identification No.)
        4 World Financial Center
           New York, New York                                      10080
         ----------------------                                  -------
(Address of principal executive offices)                         (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-132911

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered
-------------------                              ------------------------------


Accelerated Return Notes Linked to the Nikkei    The American Stock Exchange
225 Index due August 6, 2007


Securities to be registered pursuant to Section 12(g) of the Act:

(None)

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

         The description of the general terms and provisions of the Accelerated Return Notes Linked to the Nikkei 225 Index due August 6, 2007 issued by Merrill Lynch & Co., Inc. (the "Notes"), set forth in the Preliminary Pricing Supplement, dated May 10, 2006, and the MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006, attached hereto as Exhibit 99(A), is hereby incorporated by reference and contains certain proposed terms and provisions. The description of the Notes contained in the Pricing Supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, under Registration Statement Number 333-132911, which will contain the final terms and provisions of the Notes, including the maturity date of the Notes, is hereby deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

Item 2.  Exhibits.
         ---------

         99 (A) Preliminary Pricing Supplement, dated May 10, 2006, and the
                MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006 (incorporated by reference to registrant's filing pursuant to Rule 424(b)).

         99 (B) Form of Note.

         99 (C) Copy of Indenture between Merrill Lynch & Co., Inc. and
                JPMorgan Chase Bank, N.A., dated as of April 1, 1983, as amended and restated.*

         Other securities issued by Merrill Lynch & Co., Inc. are listed on the American Stock Exchange.

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*    Exhibit 99 (C) is incorporated by reference from Exhibit (3) to
     Registrant's Registration Statement on Form 8-A dated July 20, 1992.


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


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           MERRILL LYNCH & CO., INC.



                                           By: /s/ Judith A. Witterschein
                                               ---------------------------------
                                               Judith A. Witterschein
                                               Secretary

Date:  June 1, 2006


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


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                           MERRILL LYNCH & CO., INC.





                                   EXHIBITS
                                      TO
                          FORM 8-A DATED JUNE 1, 2006

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.
-----------

99 (A) Preliminary Pricing Supplement, dated May 10, 2006, and the MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006 (incorporated by reference to registrant's filing pursuant to Rule 424(b)).

99 (B)          Form of Note.

99 (C) Copy of Indenture between Merrill Lynch & Co., Inc. and JPMorgan Chase Bank, N.A., dated as of April 1, 1983, as amended and restated.*














---------
* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.


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